UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2005

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

45 William Street, Wellesley, Massachusetts	02481
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 237-5100

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Purchase Agreement

On October 6, 2005, PerkinElmer, Inc. (the “Company”) entered into a master purchase and sale agreement (the “Purchase Agreement”) with Eaton Corporation (“Eaton”) to sell the stock of P.T. Fluid Sciences Batam Ltd., an indirect subsidiary of the Company, and certain assets of the Company and its subsidiaries that comprise the business of developing, manufacturing, marketing, servicing and repairing sealing valve and pneumatic products and systems and ducting products for the aerospace and industrial market, and design and manufacturing support services for aircraft engine manufacturers and airframe OEMs (the “Aerospace Business”). The purchase price to be paid by Eaton is $333,000,000 in cash, subject to a post-closing adjustment based on the Business’ working capital as of the closing of the sale. The Purchase Agreement contains customary representations, warranties and conditions to closing, including regulatory approval.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed with this report as Exhibit 99.1 and incorporated herein by reference. A copy of the press release announcing the execution of the Purchase Agreement is filed with this report as Exhibit 99.2. The Company held a conference call on October 6, 2005 to provide more information about the sale contemplated by the Purchase Agreement. A transcript of this conference call and the presentation discussed during the call are attached as Exhibit 99.3 and Exhibit 99.4, respectively.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: October 7, 2005	By:	/s/ Robert F. Friel
Robert F. Friel
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Master Purchase and Sale Agreement, dated as of October 6, 2005, by and between PerkinElmer, Inc. and Eaton Corporation.(1)

99.2	Press Release dated October 6, 2005, issued by the Company to announce the execution of the Purchase Agreement.

99.3	Transcript of Conference Call held by the Company on October 6, 2005 to provide information about the sale contemplated by the Purchase Agreement.

99.4	Presentation for Conference Call held by the Company on October 6, 2005.

(1)	The exhibits and schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.